EXHIBIT 23


                         Consent of Independent Auditors



We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-08987) pertaining to the 1992 Equity Incentive Plan of our report dated October 24, 1996 with respect to the consolidated financial statements and schedule of Kronos Incorporated included in this Annual Report (Form 10-K) for the year ended September 30, 1996.




                                                    Ernst & Young LLP

Boston, Massachusetts
December 10, 1996